UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 2022

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On November 15, 2022, Mullen Automotive Inc. (the “Company”) entered into Amendment No. 3 (“Amendment No. 3”) to the existing securities purchase agreement dated as of June 7, 2022 and amended on June 23, 2022 and on September 19, 2022 (the “Securities Purchase Agreement”), the terms of which, including the terms of Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), were previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2022.

Pursuant to Amendment No. 3, the investors paid $150 million and in lieu of receiving shares of Series D Preferred Stock and Warrants, the investors received notes convertible into shares of the Company’s Common Stock (“Notes”). The Notes accrue interest at a rate of fifteen percent (15%) per annum. The outstanding principal and accrued but unpaid interest on the Notes convert into shares of Common Stock (i) automatically and mandatorily (and without further action required by the investors) on November 21, 2022, and (ii) at any time or times at the discretion of the holder. The conversion price per share of Common Stock is equal to the lower of (i) $0.303, the closing price of the Common Stock on Nasdaq on November 14, 2022, and (ii) (A) if mandatorily converted on November 21, 2022, the closing price of the Common Stock on Nasdaq on November 18, 2022 or (B) if converted after January 3, 2023, the closing price of the Common Stock on Nasdaq on January 3, 2023, both (A) and (B) being subject to a floor price of $0.10 per share.

The Notes will not be convertible by a holder to the extent that (i) the holder or any of its affiliates would beneficially own in excess of 9.9% of the Common Stock, (ii) the number of shares of Common Stock issued upon conversion of the Note, when combined with the number of authorized shares of Common Stock then outstanding on November 21, 2022, may not exceed the number of shares of Common Stock authorized pursuant to the Company’s certificate of incorporation, or (iii) the aggregate number of shares of Common Stock issued in connection with the conversion or exchange of all Notes, at any time exceeds 19.9% of the total number of shares of Common Stock outstanding or of the voting power of the Common Stock as of November 15, 2022, unless the Company has obtained stockholder approval in compliance with Nasdaq Listing Rule 5635(d). The Company intends to seek such stockholder approval at a special meeting to be held on December 23, 2022.

For no additional consideration, for every share of Common Stock issued to a holder upon conversion of a Note, the holder shall receive Warrants exercisable for 185% of the Common Stock at an exercise price equal to the conversion price applicable at the time of conversion of such Note, subject to further adjustment as provided in the Warrants.

Amendment No. 3 further provides that the remaining $90 million of the Commitment Amount shall, upon delivery of notice by the Company to the investors which may or may not be exercised by the Company in its sole discretion, be paid in two tranches, on January 24, 2023, and February 24, 2023 (each, a “Purchase Date”). The purchase price per share of Series D Preferred Stock will be the lower of (i) $1.27, the closing price of the Company’s stock on the date the Securities Purchase Agreement was executed, or (ii) the closing price of the Common Stock on the trading day immediately preceding the respective Purchase Date, subject to a floor price of $0.10 per share. For no additional consideration, for every share of Series D Preferred Stock purchased, such investor shall receive Warrants exercisable for 185% of the shares of Series D Preferred Stock purchased by the investors at an exercise price equal to the purchase price for shares of Series D Preferred Stock.

The Company agreed that it shall obtain the approval of its stockholders and file an amendment to its certificate of incorporation such that the number of authorized and unissued shares of Common Stock is equal to 100% of the maximum number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock, 250% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants, and 100% of the maximum number of shares of Common stock issuable upon conversion of all Notes or otherwise issuable to satisfy the Company’s obligations to issue shares of Common Stock under any such instruments. The Company also agreed that no later than December 23, 2022, it shall file a registration statement registering for resale the shares issuable upon conversion of all Notes and all Warrants.

Finally, Amendment No. 3 further provides that from April 1, 2023 until June 30, 2023, the investors shall have the right, but not the obligation, at any time from time to time, in each investors’ sole and absolute discretion, to purchase from the Company additional shares of Series D Preferred Stock in an amount equal to such Buyer’s pro rata portion of $100,000,000 on the same terms and conditions as applicable to the purchase and sale of shares of Series D Preferred Stock as provided under the Securities Purchase Agreement, including that each investor exercising such right shall receive a proportional amount of Warrants exercisable for 110% of the shares of Series D Preferred Stock purchased by the investors at an exercise price equal to the purchase price for shares of Series D Preferred Stock.

The foregoing summary of Amendment No. 3 does not purport to be complete and is subject to, and qualified in its entirety by the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

On November 15, 2022, the Company issued Notes to the investors in an aggregate principal amount of $150 million.

The foregoing summary of the Notes does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Notes, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 1.01 above is incorporated herein by reference.

The shares issuable under the Notes have been or will be issued pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act, which permits an issuer to exchange new securities for existing securities exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 3 to the Securities Purchase Agreement , dated November 15, 2022, by and between Mullen Automotive Inc. and the buyers named therein
10.2	Form of Convertible Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: November 21, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer